Nobel Learning Communities, Inc. December, 2010 Exhibit 99.1

Nobel Learning Communities – Safe Harbor
Except for historical information contained in this presentation, the information in this herein consists of forward-looking statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These
statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-
looking statements.  Potential risks and uncertainties include among others, the implementation and results of the
Company’s ongoing strategic initiatives; the Company’s ability to compete with new or existing competitors; dependence on senior management and other key personnel; changes in general economic conditions; and the impact on our business and the price of our common stock caused by the concentration of ownership of our common stock. Other risks and uncertainties are discussed in the Company's filings with the SEC.  These statements are based only on management's knowledge and expectations on the date of this presentation.  The Company will not necessarily update these statements or other information in this press release based on future events or circumstances.
In this presentation, financial measures are presented both in accordance with United States generally accepted accounting principles ("GAAP") and also on a non-GAAP basis. Adjusted EBITDA is a non-GAAP financial measure.
Adjusted EBITDA is commonly presented as a reconciliation starting with net income. Due to the number of non-operating related items included in net income, we present Adjusted EBITDA. The Company believes that the use of certain non-
GAAP financial measures enables the Company and its investors and potential investors to evaluate and compare the
Company's results from operations generated from its business in a more meaningful and consistent manner and provides an analysis of operating results using the same measures used by the Company's chief operating decision makers to measure the performance of the Company. Please see the financial summary at the end of this presentation for information reconciling non-GAAP financial measures to comparable GAAP financial measures

NLCI Business Summary
• Leading education provider as an operator of 184 schools
– #4 private preschool operator (units)
– #1 private K12 operator (units)
• Portfolio of schools
– Preschools – 148
– Elementary/Middle schools (29) and specialty schools (7)
– Online K-12 Distance Learning School
• Fully invested in people, curriculum, technology, real estate
• Dual income families; high average household income
• Primarily private pay customer
• Revenue for fiscal year ended June 2010 increased 5.4% to $232mm

NOBEL LEARNING COMMUNITIES INC.

LAUREL SPRINGS
COLLEGE PREPARATORY DISTANCE LEARNING

THE HONOR ROLL SCHOOL EST. 1991
A Nobel Learning Community

MERRYHILL SCHOOL EST. 1968
A Nobel Learning Community

CHESTERBROOK ACADEMY
A Nobel Learning Community

EVERGREEN ACADEMY

DISCOVERY ISLE
CHILD DEVELOPMENT CENTER

ADVANCED
Advancing Excellence in Education Worldwide

WESTERN ASSOCIATION OF SCHOOLS AND COLLEGES

NATIONAL HONOR SOCIETY

Curriculum
Reference Guide

Links to Learning
Nobel Learning Preschool Curriculum

4 Program Premier Portfolio of Local Brands Accreditations National Curricula Platform spans PreK-12 with proprietary curriculum and accredited programs 21 st Century Skills

We operate 184 schools in 15 states
Note: As 12/2/2010
184 total schools
Arizona

California
37
Florida
8
Illinois
20
Maryland 1
Nevada
10
New Jersey 10
Oregon

Ohio
9
South Carolina 2
Texas
17
Virginia 19
Washington

District of
Columbia 1
North Carolina 17
Pennsylvania
24

NLCI has a multi-channel growth strategy
Organic Growth:  Enrollment growth plus annual tuition
increases in existing schools; open new ones
Acquisition of K+ and Preschools
Expand online and distance learning presence into
new market segments; highly scalable

NOBEL LEARNING COMMUNITIES INC.

Every great journey has a beginning.
How do you make the most of their potential?
Start here.

Links to Learning™

Nobel Learning Preschool Curriculum

Our platform strategy has dual tracks
•
Curriculum based preschools
•
Strong, Proprietary curriculum
•
Predictable cash flows
•
Opportunity for quick gains in economic recovery
•
Growth through new builds and acquisitions at attractive
multiples
Pure Play Preschool Track

Preschool Operating Highlights
Average preschool
• 102 full-time equivalents
• $1.25 million revenue
• 9,000 square feet
Staffing • 23 people (2 admins, 20 teachers, 1 other)
Compensation
• Principal salary range: $30,000 to $57,000
• Teachers (infant to K): $9 to $27 per hour
Key operating metrics
• Revenue, payroll, controllable expenses, contribution to fixed
• Enrollment trends, occupancy, FTEs, inquiries, tours, sales conversions
• Parent satisfaction scores

CURRICULUM COMPONENTS

Links to Learning builds a complete foundation for your child.

The eight components of the Links to Learning Curriculum are integrated to help your child develop important academic, physical and social skills – and to inspire a lifelong love of learning.

Language and Literacy
A lifelong love of learning starts by inspiring a love of reading and language. We begin at the infant level by encouraging communication and response, and then gradually introduce children to stories, letters and words. All language and literacy materials are designed to stimulate a child's natural curiosity.

Mathematics
Our approach gives children hands-on experience with math concepts. We encourage them to explore patterns and the concepts of size, shape and numbers. Each learning opportunity is designed to help develop reasoning and problem-solving skills.

The World and Me
Children discover how to share, how to respect the feelings of others, and how they fit into the local community and the larger world. We explore the consequences of actions and behavior, and eventually, how to make and follow rules.

Wellness
We begin by helping your child develop mobility and fine motor skills. As they grow, children learn how to hold and manipulate small objects such as pencils, shoelaces and scissors as they develop spatial awareness and improve dexterity. We work to instill a love of healthy living through dance, games and physical activities, and by introducing basic nutritional concepts.

Music
As early as infancy, we encourage children to create sounds, and we fill their environment with pleasant music throughout the day. Children move on to experiment with simple instruments, learn simple songs and explore the concept of rhythm. We expose children to music from different cultures, helping them expand their awareness of the larger world.

Art
Creating art builds children's self-esteem by allowing them to express what they are thinking and feeling. Art activities also offer opportunities to solve problems and to predict and recognize patterns in nature.

Spanish
From the ages of 2 to 5, children display an amazing capacity for learning language. By integrating Spanish throughout the day at an early age, children get a head-start on acquiring a second language. They develop listening and speaking skills while honing conversational skills, as well as explore music, clothing and activities from another culture right in their own classroom.

My Community and Environment
Beginning at age 3, we introduce concepts of the community and exploring nature. We discuss different kinds of homes and families, and explain who the different community helpers are. As the children progress, we also explore geography and culture, plant and animal life, traditions and holidays, and begin basic science experiments.

5

Links to Learning –
Preschool Product Overview
• Preschool curriculum includes:
– Teacher materials
– Developmental Skills Sheet, Months at a
Glance- monthly pacing guides, Weeks at a
Glance- weekly pacing guides Daily Skills
Sheet, LTL lesson plan template
– Parent connections
– Weekly lesson plans
– Week-at-a-glance sheets
– Parent friendly month-at-a-glance
– Parent friendly Spanish poster with phonetic
pronunciation (Beginner-PreK)
– Developmental skills sheet
– What We Did Today
– Monthly letters explaining how to link
learning from school with activities at home
– End of Month folder

• K-8 onsite schools and K-12 distance learning school
• Private pay
• Capability for multiple delivery modalities
• Bring online opportunities to onsite schools
• Develop blended model schools and partnerships
• Strong growth opportunity, including international
Integrated K-12 Track
Our platform strategy has dual tracks

K+ Operating Highlights
Average K+ school
• 153 full-time students
• $1.7 million revenue
• 4,000 to 40,000 square feet
Staffing • 17 people (3 admins, 13 teachers, 1 other)
Compensation
• Principal salary range: $55,000 to $121,000
• Teacher salary range: $13 to $30 per hour
• Teachers are contracted for 10 months
Key operating metrics
• Revenue, payroll, controllable expenses, contribution to fixed
• Enrollment trends, occupancy, inquiries, tours, sales
conversions
• Educational outcomes and parent satisfaction scores

NOBEL LEARNING COMMUNITIES INC.

Academic Achievement
Project-Based Learning
Learning Without Walls
Giving Without Walls
Personalized Learning Plans
Gifted Education & Talent Development
Research-Based Core Attributes
From the University of Connecticut Framework
Communication • Creativity • Humor • Inquiry • Insight • Interest • Memory • Motivation • Problem Solving • Reasoning
www.gifted.uconn.edu.nrgt
21st Century Themes & Skills
Themes: Environmental Studies • Global Awareness • Systems • Leadership
Skills: Life & Career Skills • Learning & Innovation Skills • Information, Media & Technology Skills
www.p21.org
Standards-Based Core Curriculum
Languge Arts • Math • Science • Social Studies • Foreign Language • Art • Music • Technology • Health & Physical Education
www.nobellearning.com/curriculum

K-8 Educational Platform

12 Educational Platform: Curriculum and Curriculum Delivery

Laurel Springs Overview
• A private, distance learning K-12 College Prep school founded in 1991
• WASC accredited; NCAA approved; Univ. of CA A-G approved (non-lab courses)
• Curriculum is combination of proprietary and licensed
• Includes honors and AP courses
• Gifted and Talented diploma program
• Serves high-end, private pay markets focusing on college bound students
• Excellent test scores (Terra Nova, AP, ACT, SAT, SATII)
• Excellent placement record to selective universities
• College planning and counseling services
• Graduates receive over $1mm of scholarships annually
• Mastery based
• The most “high touch” and high service online school, featuring:
• Learning styles assessment
• Enrollment counselors
• Academic advisors and college prep coaches
• On site Prom, Graduation and Year Book

Laurel Springs serves students in several
profitable niche markets
15%
37%
8%
20%
20%
Student Population
Concurrent
Enrollments
"New" Home
Schoolers
International
Elite Athlete
Entertainment and
Performing Arts
38%
22%
6%
34%
Student Enrollment
FT 9-12
PT 9-12
PT K-8
FT K-8
FY 2010 student distribution

Business model relationship to the
economy
Preschool
Track
K-12 Strategy Track
On – site On - line
Relationship
to Economy
• Lagging Indicator
• Local Economy
• Lagging indicator
• Local economy
• Slight lagging
indicator
• National economy
Largest
Economic
Factor(s)
• Unemployment • Unemployment
• Local public school
funding
• Local public school
funding
Growth
Drivers
• Job creation
• Program strength
versus competitors
• Job creation
• Trend to multiple
delivery modalities
• Personalized
learning
• Rapid penetration of
online education
• International demand
for U.S. diplomas

Comp Rev
UR 25-34
UR 35-44
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
-12.0%
1.4%
Q1 09
Q2 09
(1.1%)
Q3 09
(2.2%)
Q4 09
(3.9%)
Q1 10
(5.8%)
Q2 10
(4.9%)
Q3 10
(3.9%)
Q4 10
(1.8%)
Q1 11
(0.5%)
-3.6%
-5.0%
-8.4%
-10.0%
Sep 08
Dec 08
March 09
June 09
Sep 09
Dec 09
Mar 10
Jun-10
Sep-10

16 Comparable School Revenue Versus Unemployment Rate NOTE: UR 25-34 and UR 35-44 data from BLS.gov

October Achieved Positive Enrollments
• September – 1
st
month of positive comp school
Revenue
in 23 months
• October – 1
st
month of positive comp school
Enrollment
in 2 ½ years
• Positive comparable school revenue and enrollments in October
– Both preschools and K+ schools had positive enrollments

18 Nobel Learning Communities, Inc. Financial Information

Key characteristics of our Model
• Sources of Strength
– Revenue growth – tuition, enrollment, new facilities, acquisitions
– Strong recurring revenues – high student retention rate
– Highly attractive private pay demographic target
– Proven acquirer with successful integration track record
• Margin and Earnings Leverage
– Comparable school revenue growth = Margin expansion
– Distance learning online school delivers leverage with scalable platform
• Attractive Cash Flow
– Generate cash before services delivered
– Modest capital requirements – real estate leased, not owned
– Dry powder - $75mm revolving credit facility; over $50mm
available

Most Recent Performance:  Q1, FY 2011
• Record Q1 revenue of $52.2mm, up 3.2%
• Generated TTM adjusted EBITDA of $16.6 mm
• EPS Q1 2011 = ($0.23) compared to Q1 2010 = ($0.14)
• Q1 Performance Items
– DOJ relate professional fees impacted EBITDA by ($275K) and EPS ($0.02)
– Increased discounts (mostly retention oriented or agency related) over LY
($395K)
– Controllable spend (bounceback, HVAC, new classrooms) ($500K) over LY
– Comparable school payroll variance over LY ($300K)
• Comparable school revenue and enrollment trending better in September and continued into October

$18
$20
$21
$18
2007 2008 2009 2010
$181
$204
$220
$232
2007 2008 2009 2010
$8 $8
$7
$6
$12
$21
$7
$12
2007 2008 2009 2010
Acquisition spend Capex
Four year performance
Revenue
growth
12.9%
7.8%
$27
$31
$29
$29
2007 2008 2009 2010
%
margin
15.1%
15.0% 13.2%
EBITDA
margin 9.9%
9.8% 9.8%
5.4%
12.5%
7.9%
13.1%
Revenue ($ millions) Gross profit ($ millions)
Adjusted EBITDA ($ millions) Capex and acquisition spend ($ millions)

Non-GAAP information
Financial information should be read in conjunction with Financial Statements and Notes thereto file with the SEC
Trailing
Twelve
Months
October 2,
2010
September 26,
2009
October 2,
2010
Net (loss) income (2,451) $          (1,432) $          853 $
Interest expense 417                   267                   1,721
Tax (benefit) expense (1,602)             (771)                877
Depreciation and amortization expense 2,507               2,300               10,201
EBITDA (1,129) $          364 $               13,652 $
Net loss from discontinued operations - net of depreciation 85                     189                   705
Stock compensation expense 286                   305                   1,089
DOJ litigation costs 275                   158                   1,077
Non-capitalizable transaction costs from acquisitions -                   128                   83
Adjusted EBITDA (483) $             1,144 $            16,606 $
Thirteen Weeks Ended
Reconciliation of Non-GAAP Financial Measures